UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 14, 2008

Memry Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-15971	06-1084424
(Commission File Number)	(IRS Employer Identification No.)

3 Berkshire Boulevard, Bethel, Connecticut	06801
(Address of principal executive offices)	(Zip Code)

(203) 739-1100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Settlement Agreements

On August 14, 2008, Memry Corporation, a Delaware corporation (“Memry”) entered into a settlement agreement and mutual release in connection with the Memry Corporation v. Kentucky Oil Technology, N.V., et al. litigation (the “Settlement Agreement”). Pursuant to the Settlement Agreement, Memry has paid $3,500,000 and assigned its rights to certain disputed intellectual property and its rights to receive certain royalty payments in connection with the disputed intellectual property to Kentucky Oil Technology, N.V.

In connection with the Settlement Agreement, on August 14, 2008, Memry entered into settlement agreements and mutual releases with each of Schlumberger Technology Corporation and AMT, N.V. (collectively with the Settlement Agreement, the “Settlement Agreements”), which do not provide for any payment obligations by any party to any other.

The foregoing description of the Settlement Agreements is not complete and is qualified in its entirety by reference to the Settlement Agreements, which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and incorporated herein by reference.

Amendment to Merger Agreement

On August 14, 2008, in connection with the Settlement Agreements, Memry and SAES Getters, S.p.A, an Italian Group (the “Parent”) and SAES Devices Corp, a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), entered into an Amendment No. 1 to the Agreement and Plan of Merger (the “Amendment”) dated June 24, 2008, pursuant to which (i) Parent consented to Memry entering into the Settlement Agreements and (ii) increased the price per share that Memry shareholders will be entitled to receive for each share of Memry common stock upon the closing of the Merger from $2.51 per share to $2.53 per share.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1 -	Amendment No. 1 to Agreement and Plan of Merger, dated as of August 14, 2008, among SAES Getters, S.p.A. SAES Devices Corp., and Memry Corporation
10.1 -
Settlement Agreement and Mutual Release, dated as of August 14, 2008, among Memry Corporation, Kentucky Oil Technology, N.V., Memry Metal Holland, B.V., Peter Besselink, Wilfried Van Moorleghem, and United Stenting, Inc.

10.2 -	Settlement Agreement and Mutual Release, dated as of August 14, 2008, among Memry Corporation, AMT, N.V. and Wilfried Van Moorleghem
10.3 -	Settlement Agreement and Mutual Release, dated as of August 14, 2008, among Memry Corporation and Schlumberger Technology Corporation
99.1 -	Press Release dated August 14, 2008 issued by Memry Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMRY CORPORATION
Date: August 15, 2008	By:	/s/ Richard F. Sowerby
Richard F. Sowerby
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of August 14, 2008, among SAES Getters, S.p.A., SAES Devices Corp, and Memry Corporation
10.1
Settlement Agreement and Mutual Release, dated as of August 14, 2008, among Memry Corporation, Kentucky Oil Technology, N.V., Memry Metal Holland, B.V., Peter Besselink, Wilfried Van Moorleghem, and United Stenting, Inc.

10.2	Settlement Agreement and Mutual Release, dated as of August 14, 2008, among Memry Corporation, AMT, N.V. and Wilfried Van Moorleghem
10.3	Settlement Agreement and Mutual Release, dated as of August 14, 2008, among Memry Corporation and Schlumberger Technology Corporation
99.1	Press Release dated August 14, 2008 issued by Memry Corporation